UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
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SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2015

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Wednesday, June 24, 2015, at 10:00 a.m. Pacific Time, at The Ritz-Carlton, 4375 Admiralty Way, Marina del Rey, CA 90292.

Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

We are pleased to take advantage of the Securities and Exchange Commission rule that allows us to furnish proxy materials to our stockholders over the Internet. On April 30, 2015, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners as of April 27, 2015, which contains instructions for our stockholders’ use of this process, including how to access our Proxy Statement and Annual Report and how to vote on the Internet. On the date of mailing of the notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the notice. These proxy materials will be available free of charge.

The Notice of Internet Availability of Proxy Materials also contains instructions to allow you to request copies of the proxy materials to be sent to you by mail.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote on the matters presented. You may vote your proxy via the Internet or by telephone. If you request a printed copy of your proxy materials, you may also vote by mail by signing, dating, and returning your proxy card in the envelope provided. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support and interest in Sportsman’s Warehouse.

Sincerely,

John V. Schaefer Chief Executive Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
7035 SOUTH HIGH TECH DRIVE
MIDVALE, UT 84047

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 24, 2015

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Sportsman’s Warehouse Holdings, Inc. (the “Company”) will be held at The  Ritz-Carlton, 4375 Admiralty Way, Marina del Rey, CA 90292, on Wednesday, June 24, 2015, at 10:00 a.m. Pacific Time. The purposes of the Annual Meeting are to:

1.	Elect the two directors named in the accompanying Proxy Statement to serve until the Company’s 2018 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	Approve the Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan;
3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2015; and
4.	Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Each outstanding share of the Company’s common stock entitles the holder of record at the close of business on April 27, 2015, to receive notice of, and to vote at, the Annual Meeting. Shares of the Company’s common stock can be voted at the Annual Meeting in person or by valid proxy.

A list of all stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s Corporate Headquarters located at 7035 South High Tech Drive, Midvale, Utah 84047 for ten days before the Annual Meeting between 8:00 a.m. and 5:00 p.m. Mountain Time and during the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. This will ensure the presence of a quorum at the Annual Meeting. A website address with instructions on how to vote your proxy via the Internet is included on your Notice of Internet Availability of Proxy Materials. If you request a printed copy of your proxy materials, you may also vote by mail by signing, dating, and returning your proxy card in the envelope provided. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

By order of the Board of Directors,

Kevan Talbot Chief Financial Officer and Secretary

April 30, 2015

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
7035 SOUTH HIGH TECH DRIVE
MIDVALE, UT 84047

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 24, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sportsman’s Warehouse Holdings, Inc. (the “Company”) from the holders of shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company to be voted at the Annual Meeting of Stockholders to be held on Wednesday, June 24, 2015, at 10:00 a.m. Pacific Time at The Ritz-Carlton, 4375 Admiralty Way, Marina del Rey, CA 90292 (the “Annual Meeting”), and at any and all postponements or adjournments of the Annual Meeting.  The approximate date on which these proxy materials are first being sent or made available to our stockholders is April 30, 2015.

The terms “we,” “our,” “us,” “Sportsman’s Warehouse,” or the “Company” refer to Sportsman’s Warehouse Holdings, Inc. and its subsidiaries.

The Annual Meeting is our first annual meeting of stockholders as a publicly traded company.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and our Annual Report on Form 10-K for the year ended January 31, 2015 (the “2014 Annual Report”) are available on the Internet at investors.sportsmanswarehouse.com.

EXPLANATORY NOTE

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (the “JOBS Act”).  As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the JOBS Act.  In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.

Under the JOBS Act, we will remain an “emerging growth company” until the earliest of: (i) the last day of the fiscal year during which we have total annual gross revenue of $1 billion or more; (ii) the last day of the fiscal year following the fifth anniversary of the closing of our initial public offering on April 23, 2014 (the “IPO”); (iii) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (iv) the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (1) more than $700 million in outstanding common equity held by our non-affiliates and (2) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

VOTING INFORMATION

Why did I receive only a Notice of Internet Availability of Proxy Materials?

As permitted by the Securities and Exchange Commission (the “SEC”), we are furnishing to stockholders our Notice of Annual Meeting, Proxy Statement and 2014 Annual Report primarily over the Internet.  On or about April 30, 2015, we mailed to each of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the Internet and how to submit a proxy electronically using the Internet.  The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials.  If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one.

We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing printed copies.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders.

Who may vote?

Only holders of record of our Common Stock, at the close of business on the record date, April 27, 2015 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.  Holders of Common Stock are entitled to cast one vote for each share held by them on each matter to be voted upon. As of the Record Date, there were 42,003,599 shares of Common Stock issued and outstanding. The Common Stock is the only class of securities of the Company authorized to vote. Under our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and applicable law, a stockholder is not entitled to cumulative voting rights in the election of directors.

Who counts the votes?

Votes at the Annual Meeting will be tabulated by a representative of Wells Fargo Shareowner Services, who will serve as the Inspector of Elections.

Who can attend the Annual Meeting?

All stockholders as of the close of business on the Record Date, or their duly appointed proxies, may attend the Annual Meeting, and each may be accompanied by one guest. Registration and seating will begin at 9:30 a.m. Pacific Time. The use of cameras, recording devices, cell phones, and other electronic devices is strictly prohibited at the Annual Meeting.

Please note that if you hold your shares in “street name” (that is, through a bank, broker or other nominee) you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting on the Record Date will constitute a quorum, permitting Sportsman’s Warehouse to conduct its business at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. A “broker non-vote” occurs if you do not provide the record holder of your shares (i.e., the bank, broker or other nominee) with voting instructions on a matter and the holder is not permitted to vote on the matter without instructions from you.

What vote is required for adoption or approval of each matter to be voted on?

Proposal	Vote Required	Board’s Recommendation

Election of Directors

Determined by plurality of the votes cast in respect of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.  A plurality vote requirement means that the director nominees with the greatest number of votes cast, even if less than a majority, will be elected.  There is no cumulative voting.

“For” each director nominee named in this Proxy Statement

Approval of Sportsman’s Warehouse Holdings. Inc. Employee Stock Purchase Plan (“ESPP”)	Majority of the shares present in person or represented by proxy and entitled to vote	“For” the approval of the ESPP

Ratification of Independent Registered Public Accounting Firm	Majority of the shares present in person or represented by proxy and entitled to vote	“For” the ratification of the appointment of KPMG LLP

What are my choices for casting my vote on each matter to be voted on?

Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
Election of Directors	“For” or “Withhold” (for each director nominee)	No effect – not counted as a “vote cast”	No	No effect

Approval of ESPP	“For,” “Against,” or “Abstain”	Treated as a Vote “Against,” the proposal	No	No effect

Ratification of Independent Registered Public Accounting Firm	“For,” “Against,” or “Abstain”	Treated as a Vote “Against” the proposal	Yes	Not Applicable

Notwithstanding the vote standard above as required by our Amended and Restated Bylaws (the “Bylaws”) the proposal to ratify the appointment of our independent registered public accounting firm is advisory only and is not binding on us.  Our Board will consider the outcome of the vote on this item in considering what action, if any, should be taken in response to the vote by stockholders.

How will voting on any other business be conducted?

Although the Board does not know of any business to be considered at the Annual Meeting other than the items described in the Proxy Statement, if any other business properly comes before the Annual Meeting, a stockholder’s properly submitted proxy gives authority to the proxy holders to vote on those matters in their discretion.

How do I vote?

You can vote on a matter to come before the Annual Meeting in two ways:

•	You can attend the Annual Meeting and cast your vote in person; or
•	You can vote by proxy.

Written ballots will be available at the Annual Meeting if you wish to vote at the Annual Meeting. However, if your shares are held in the name of your broker, bank, or other nominee, and you want to vote in person, you will need to obtain a legal proxy from the institution that holds your shares indicating that you were the beneficial owner of the shares on the Record Date and giving you the right to vote the shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares at the Annual Meeting so that your vote will be counted if you later are unable to attend the Annual Meeting.

If you vote by proxy, we will vote your shares according to your instructions, or if you provide no instructions, according to the recommendation of the Board.

If you choose to vote by proxy, you may do so using the Internet or telephone, or, if you request a printed copy of your proxy materials, by mail. Each of these procedures is more fully explained below. Even if you plan to attend the Annual Meeting, the Board recommends that you vote by proxy.

Via the Internet – Stockholders can simplify their voting by voting their shares via the Internet as instructed in the Notice of Internet Availability or if you receive a printed set of the proxy materials, as instructed on the proxy card or voting instruction form. Internet voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. Central Time on June 23, 2015. If you vote via the Internet, you may incur costs such as telephone and Internet access fees for which you will be responsible. If you received a proxy card in the mail but choose to vote via the Internet, you do not need to return your proxy card.

By Telephone – The Notice of Internet Availability includes a toll-free number you can call to request printed copies of your proxy materials and instructions on voting by the telephone. The printed proxy materials include a different toll-free number you can call for voting. You must have the control number on your proxy card or voting instruction form available when submitting your proxy over the telephone. Telephone voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m. Central Time on June 23, 2015. If you received a proxy card in the mail but choose to vote by telephone, you do not need to return your proxy card.

By Mail – Stockholders who request and receive a printed set of the proxy materials, including a paper copy of the proxy card or voting instruction form may elect to vote by mail and should complete, sign, and date their proxy card or voting instruction form and mail it in the pre-addressed envelope that accompanies the delivery of a proxy card or voting instruction form. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted. If you hold shares in street name, please provide your voting instructions by the deadline specified by the bank, broker or other nominee who holds the shares.

Can I revoke my proxy?

Yes, you can revoke your proxy if your shares are held in your name by:

•	Filing a written notice of revocation bearing a later date than the proxy with our Secretary before the Annual Meeting;
•	Providing subsequent Internet or telephone instructions;
•	Delivering a valid proxy card bearing a later date; or
•	Voting in person at the Annual Meeting.

For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker or nominee holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker or other nominee.  Alternatively, if your shares are held in street name and you have obtained a legal proxy from the bank, broker or other nominee giving you the right to vote the shares at the Annual Meeting, you may revoke any previous voting instructions by attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

Who will bear the cost of this proxy solicitation?

We will bear the cost of solicitation of proxies. This includes the charges and expenses of preparing, assembling, and mailing the Notice of Internet Availability, Proxy Statement, and other soliciting materials and the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our issued and outstanding Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers, or our employees, who will not receive any additional compensation for any such services.

What happens if the Annual Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned Annual Meeting. You will still be able to change your proxy until it is voted.

Where can I find the voting results of the Annual Meeting?

Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Form 8-K to be filed with the SEC and which we will make available on our website at investors.sportsmanwarehouse.com under “Financials and Filings”.

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Certificate of Incorporation and Bylaws provide for a staggered, or classified, board of directors consisting of three classes of directors, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders as follows:

•	the Class I directors will be Mr. Eastland and Mr. Schneider, and their terms will expire at the Annual Meeting;
•	the Class II directors will be Mr. Lee and Mr. Toolson, and their terms will expire at the annual meeting of stockholders to be held in 2016; and
•	the Class III directors will be Mr. Graham, Mr. Hickey and Mr. Schaefer, and their terms will expire at the annual meeting of stockholders to be held in 2017.

Upon the expiration of the term of a class of directors, directors for that class will be elected for a new three-year term at the annual meeting of stockholders in the year in which the term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our board of directors may be filled only by the affirmative vote of a majority of the directors then in office. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The Nominating and Governance Committee of the Board is responsible for reviewing and recommending to the Board from time to time the experience, qualifications, attributes, skills or other criteria desired for directors and director candidates. In considering candidates for nomination or appointment to the Board, the Board considers such factors such as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experiences, background and capability. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

All of our directors bring to the Board a wealth of executive leadership experience. Below we identify and describe the key experience, qualifications, and skills our directors bring to the Board that are important in light of our businesses and structure. The directors’ experiences, qualifications, and skills that the Board considers in their renominations are included in their individual biographies.

John V. Schaefer, 56, has served as our President and Chief Executive Officer and as a director since August 2009 and served as our Secretary from August 2009 until December 2013. Before joining us, Mr. Schaefer served as the Chief Executive Officer of Team Express, an internet, catalog and retail marketer of sporting goods from December 2008 through August 2009. From August 2007 to December 2008, Mr. Schaefer was with Pierre Foods, a manufacturer, marketer and distributor of pre-cooked and ready-to-cook meals, including as Chief Executive Officer and Chief Restructuring Officer from July 2008 to December 2008. From April 2007 to August 2007, Mr. Schaefer was Managing Director of Lightning Management, LLC, an executive management services firm. From February 1998 to April 2007, Mr. Schaefer held various positions, including that of President and Chief Executive Officer (April 2005 to April 2007), President, Chief Operating Officer, Chief Financial Officer and Director (July 2004 to April 2005), and Chief Financial Officer (April 2001 to July 2004), with Cornerstone Brands, Inc., a family of catalog companies for the home, leisure and casual apparel, including Ballard Designs, Frontgate, Garnet Hill, Improvements, Smith+Noble, The Territory Ahead and TravelSmith. From August 1992 to February 1998, Mr. Schaefer served as Chief Financial Officer and Chief Operating Officer of Eastbay, Inc., a direct marketer of footwear, apparel, equipment and licensed and private label products. From September 2007 until January 2009, Mr. Schaefer was a director and member of the Audit Committee of The Parent Company, a commerce (toys, baby products and electronics), content and new media company controlled by D. E. Shaw Laminar Portfolios, L.L.C. that ceased operations in 2009. From February 2008 to July 2010, Mr. Schaefer was a director and member of the Audit Committee and the Nominating/Governance Committee of Kid Brands, Inc., a company that designs and markets branded infant and juvenile products in a number of categories. Mr. Schaefer received a BBA in Business Administration from the University of Wisconsin and was formerly a certified public accountant. Mr. Schaefer has been our President and Chief Executive Officer for over four years, and his leadership and strategic vision over these years have been critical to our success. Mr. Schaefer brings his knowledge of the day-to-day operations of our company to the board of directors, providing invaluable insight to the Board as it oversees our operations, growth and finances.

Christopher Eastland , 42, has served as a member of our Board since August 2009 and as the Chairman since September 2010. In addition to Mr. Eastland’s service on our board of directors, he is a partner at Seidler Equity Partners III, L.P. (“Seidler”), having joined in 2004, where he is involved in all investment activities, including the structuring, negotiating and closing of portfolio investments, and has served on the boards of numerous private companies. Prior to joining Seidler, Mr. Eastland was an attorney at O’Melveny & Myers LLP from 1999 to 2004. His practice focused principally on mergers and acquisitions and private equity investment, as well as representation of public and private companies in commercial transactions. Mr. Eastland has also served as a director of Parks! America, Inc. since 2006 and as a member of the audit committee and member of the compensation committee of Parks! America, Inc. since 2009. Mr. Eastland received a bachelor’s degree in business administration and entrepreneurial studies from the University of Southern California and a Juris Doctor degree from the University of Southern California and is a member of the State Bar of California. We believe that Mr. Eastland’s experience of almost ten years at Seidler overseeing investments in its portfolio companies, his experience of serving on the board of directors of Parks! America Inc. and his prior experience as an attorney representing public and private corporations will enable him to provide useful insight to our Board.

Kent V. Graham, 71, became a member of our Board in April 2014 in connection with our IPO. Mr. Graham is currently a retired attorney and private investor. From 1969 until his retirement in 2005, Mr. Graham was an attorney at O’Melveny & Myers LLP, where he served as a partner beginning in 1977 and co-chaired the firm’s Governance and Compliance Group from 2003 to 2005. His practice focused principally on corporate transactions, including corporate finance, mergers and acquisitions and advising corporations on the duties and responsibilities of directors and shareholder rights. Since 1995, Mr. Graham has served as President, Founder and Director of The Achievable Foundation, a nonprofit corporation serving low-income, developmentally disabled persons. Mr. Graham received a bachelor’s degree in psychology from the University of California, Los Angeles and a Juris Doctor degree from Loyola Law School, Los Angeles. We believe that Mr. Graham’s experience as an attorney representing public and private corporations, as well as his extensive background with respect to corporate governance matters, will enable him to provide useful insight to our Board.

Gregory P. Hickey, 64, became a member of our Board in April 2014 in connection with our IPO. From 1973 until his retirement in 2010, Mr. Hickey was an accountant at PricewaterhouseCoopers LLP, serving as a partner since 1983. Mr. Hickey held various positions during his time at PricewaterhouseCoopers LLP, including serving as partner-in-charge of the Los Angeles tax practice, as the tax leader of the West Region and as the tax engagement partner for numerous publicly traded consumer products companies. Additionally, between 1985 and 2006, Mr. Hickey was a professor in the Masters of Taxation program at the University of Southern California. Mr. Hickey served as President and a member of the board of directors of the Southern California Tennis Association until March 2015. Mr. Hickey received a bachelor’s degree in accounting from the University of Southern California. We believe that Mr. Hickey’s extensive accounting expertise and his experience advising public companies on tax and accounting matters adds valuable experience to our Board.

Leonard Lee, 41, has served as a member of our Board since August 2009. In addition to Mr. Lee’s service on our board of directors, Mr. Lee is a partner at Seidler, having joined in 2005, where he is involved in all investment activities, including the structuring, negotiating and closing of portfolio investments, and has served on the boards of numerous private companies. Previously, from 2004 to 2005, Mr. Lee was a senior research analyst in the institutional research department of The Seidler Companies Incorporated. From 2002 to 2004, Mr. Lee worked as a research analyst at W.R. Huff Asset Management. From 1995 to 2000, Mr. Lee worked in audit and transaction services at PricewaterhouseCoopers. Mr. Lee received a bachelor’s degree in accounting from the University of Southern California and an M.B.A. from Columbia Business School. He is a certified public accountant. We believe that Mr. Lee’s experience of over eight years at Seidler overseeing investments in its portfolio companies and his prior investment, financial and accounting experience make him an important contributor to our Board.

Joseph P. Schneider, 56, became a member of our Board in April 2014 in connection with our IPO. From 2000 until 2012, Mr. Schneider served as President and Chief Executive Officer of LaCrosse Footwear Inc., a publicly traded footwear company until its acquisition by ABC-Mart in August 2012. Additionally, he served on the board of directors of LaCrosse Footwear Inc. from 1999 through 2012. Between 1985 and 2000, Mr. Schneider held various other positions with LaCrosse Footwear Inc. and its subsidiary, Danner, Inc., including serving as President and Chief Executive Officer of Danner, Inc. from 1998 to 2000. Mr. Schneider received a bachelor’s degree in business administration from Northern Arizona University. We believe that Mr. Schneider’s tenure as a chief executive officer of a publicly traded company makes him a valuable advisor to our Board.

Kay L. Toolson, 71, became a member of our Board in April 2014 in connection with our IPO. Mr. Toolson is currently a retired executive and private commercial real estate investor and lender. From 1986 to 2009, Mr. Toolson served as Chief Executive Officer of Monaco Coach Corporation, a publicly traded company that manufactured recreational vehicles. Mr. Toolson also served as chairman of the board of directors of Monaco Coach Corporation between 1993 and 2009 and as President from 1986 to 1995. From 2006 until its acquisition in December 2013, Mr. Toolson served on the board of directors of Paragon Medical, Inc., a manufacturer of surgical instruments and implant components. Mr. Toolson received a bachelor’s degree in business administration and an M.B.A. from Utah State University. We believe that Mr. Toolson’s experience as an executive officer and director of public and private corporations will enable him to provide useful insight to our Board.

Other Matters Concerning Executive Officers and Directors

Mr. Talbot was appointed as our Chief Financial Officer in June 2009 after we voluntarily filed for protection under Chapter 11 of the United States Bankruptcy Court in March 2009 but prior to the final approval of our reorganization plan in August 2009. No other executive officer or director listed above served in such a capacity for us prior to our emergence from protection under Chapter 11 of the United States Bankruptcy Code.

Additionally, Mr. Toolson was serving as the Chief Executive Officer for Monaco Coach Corporation when it voluntarily filed for protection under Chapter 11 of the United States Bankruptcy Court in March 2009. In June 2009, Monaco Coach Corporation converted its Chapter 11 filing to a Chapter 7 case and sold its core assets to Navistar International Corp.

Nominees for Election

The Board is currently comprised of seven members.  Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Christopher Eastland and Joseph P. Schneider for election to the Board to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified. All of our director nominees are currently directors of the Company.

Each of the nominees for election has consented to be named in this Proxy Statement and to serve as a director if elected. If any nominee is unable to serve or for good reason will not serve as a director (which is not anticipated), your proxy may be voted for such other person or persons as may be determined by the holders of such proxies or for the balance of the nominees, leaving a vacancy, unless the Board chooses to reduce the number of directors serving on the Board.

Vote Required for Election of Directors

Directors are elected if they receive a plurality of the votes present in person or represented by proxy at the Annual Meeting.  Accordingly, the nominees receiving the largest number of votes cast will be elected.  Broker non-votes and abstentions have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has developed corporate governance practices to help it fulfill its responsibility to stockholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of stockholders. The Company’s corporate governance practices are memorialized in our Corporate Governance Guidelines which direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, composition of the Board’s standing committees, stockholder communications with the Board, succession planning and the Board’s annual performance evaluation.  A current copy of our Corporate Governance Guidelines is available on our website at investors.sportsmanswarehouse.com.

Annual Board Evaluation

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Governance Committee, the Nominating and Governance Committee oversees an annual evaluation of the performance of the Board, each of its committees and each director in order to assess the overall effectiveness of the Board and its committees, director performance and Board dynamics. The evaluation process is designed to facilitate ongoing, systematic examination of the Board’s effectiveness and accountability, and to identify opportunities for improving its operations and procedures. The effectiveness of individual directors is considered each year when the directors stand for re-nomination.

In April 2015, the Board completed an evaluation process focusing on the experience, qualifications, attributes and skills of each individual director, the effectiveness of the performance of the Board as a whole and each of the Board’s committees.

Director Independence and Controlled Company

We qualify for the “controlled company” exemption under the corporate governance rules of The NASDAQ Stock Market (“NASDAQ”). Although we have a majority of “independent directors” on our Board of Directors and an Audit Committee and a Compensation Committee comprised solely of independent directors, our Nominating and Governance Committee is not comprised solely of independent directors as defined under the NASDAQ rules. We also retain the option to avail ourselves of the other “controlled company” exemptions at any time in the future that we still qualify as a “controlled company.”

If at any time we cease to be a “controlled company” under the NASDAQ rules, our Board of Directors will take all action necessary to comply with NASDAQ corporate governance rules, including establishing a nominating and governance committee composed entirely of independent directors (if we have not already done so), subject to a permitted “phase-in” period.

Our Board has determined that each of Messrs. Graham, Hickey, Schneider and Toolson qualifies as an “independent director” under the corporate governance rules of NASDAQ. In making this determination, our Board considered the relationships that each of these non-employee directors has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock held by each non-employee director.  As required under applicable NASDAQ rules, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Meetings and Attendance

During fiscal 2014, our Board held four meetings, the Audit Committee held three meetings, the Compensation Committee held nine meetings and the Nominating and Governance Committee held one meeting.  Each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he served during fiscal 2014.  In addition the independent directors meet regularly in executive session without the presence of management.

It is the Board’s policy to encourage directors to attend the annual meeting of stockholders, either in person or telephonically. Our Board of Directors expects each director to attend the Annual Meeting. We did not hold a 2014 Annual Meeting of Stockholders because we first became a publicly traded company in 2014.

Board Leadership and Structure

Our Corporate Governance Guidelines provide that the Board will exercise its discretion in combining or separating the offices of the Chairman of the Board and the Chief Executive Officer, based on the Board’s judgment of the best interests of the Company and its stockholders from time to time.  Whenever the Chairman of our Board is also the Chief Executive Officer or is a director who does not otherwise qualify as an “independent director” under the NASDAQ rules, the independent directors will appoint from among themselves a lead independent director of the Board.  The lead independent director is elected annually by, and may be replaced or removed from such position by the majority vote of the independent directors.

Currently, the Chairman of our Board is Mr. Eastland, who is not an independent director. Mr. Toolson serves as our lead independent director.  The lead independent director’s roles and responsibilities include: presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors and calling meetings of the independent directors when necessary or appropriate; serving as liaison between the Chairman and the independent directors; developing the agenda for executive sessions involving only the independent directors; approving, in consultation with the Chairman, agendas for Board meetings and information sent to the Board; approving, in consultation with the Chairman, an appropriate schedule for Board and Committee meetings; recommending to the Board, in concert with the chairpersons of the respective Board committees, the retention of outside advisors and consultants; and being available for consultation and direct communication if requested by major stockholders. The Board believes that its leadership structure is appropriate because this structure permits the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.  The Board also believes that having a non-employee director serve as Chairman of the Board ensures a greater role for the non-employee directors in the oversight of the Company and active participation of the non-employee directors in establishing Board priorities and procedures.  In addition, having the lead independent director involved in setting agendas and acting as a liaison between the Chairman and the independent directors provides the appropriate balance between strategy development and independent oversight of management.

Board’s Role in Risk Oversight

One of the principal functions of our Board is to provide oversight concerning the assessment and management of risk related to our business.  The Board is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities, including material acquisitions and financings, as well as through its oversight of management and the committees of the Board.  Management is responsible for identifying the material risks facing the Company, implementing appropriate risk management strategies and ensuring that information with respect to material risks is shared with the Board or the appropriate Board committee.  In connection with this responsibility, members of management provide regular reports to the Board regarding business operations and strategic planning, financial planning and budgeting and regulatory matters, including any material risk to the Company relating to such matters.

The Board has delegated oversight for specific areas of risk exposure to committees of the Board as follows:

•

The Audit Committee is responsible for discussing the Company’s overall risk assessment and risk management policies with management, our internal auditors and our independent registered public accounting firm as well as the Company’s plans to monitor and control any financial risk exposure.  The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting and internal controls.

•	The Compensation Committee oversees the Company’s incentive compensation arrangements to confirm that incentive pay arrangements do not encourage unnecessary risk-taking.

At each regular meeting of our Board, the chairperson of each committee reports to the full Board regarding the matters reported and discussed at any committee meetings, including any matters relating to risk assessment or risk management.  Upon the request of the committees, our Chief Executive Officer and Chief Financial Officer attend meetings of these committees when they are not in executive session, and often report on matters that may not be otherwise addressed at these meetings.  In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held.  Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described under “Board Leadership Structure” above.

Compensation Risk Assessment

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to encourage unnecessary or excessive risk taking that could have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of our executive compensation program do not encourage management to assume unnecessary or excessive risks that could have a material adverse effect on the Company.

Policy on Hedging and Pledging

The Company recognizes that hedging against losses in Company stock is not appropriate or acceptable trading activity for individuals employed by or serving the Company.  The Company has incorporated prohibitions on various hedging activities within its stock trading guidelines, which guidelines apply to directors, officers and employees.  The guidelines prohibit all short sales of Company stock and any trading in derivatives (such as put and call options) that relate to Company securities. The guidelines also prohibit pledging any Company stock or equity awards as collateral for any margin account, or other form of credit arrangement.

Committees of the Board of Directors

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. All committee members, except the Nominating and Governance Committee meet the independence requirements of the NASDAQ. In addition, each member of the Audit Committee also meets the independence requirements under Rule 10A-3 of the Exchange Act, and satisfies the additional financial literacy requirements of the NASDAQ rules. We are availing ourselves of the “controlled company” exemption under the NASDAQ rules, which exempts us from the requirement that we have a Nominating and Governance committee composed entirely of independent directors. The charters of these committees are available on our website at investors.sportsmanswareshouse.com. Pursuant to Board policy, all directors receive notice of, and an invitation to, all Committee meetings.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
John V. Schaefer			X
Kent V. Graham		Chairman	X
Gregory P. Hickey	Chairman
Leonard Lee			Chairman
Joseph P. Schneider	X	X
Kay L. Toolson	X	X

Audit Committee

Our Audit Committee is responsible for, among other things:

•	selecting and hiring our independent registered public accounting firm and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

•	preparing the audit committee report required by the SEC to be included in our annual proxy statement;

•

discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results; and

•	approving related party transactions.

Our Board of Directors has determined that Mr. Hickey qualifies as an “audit committee financial expert,” as such term is defined in the rules and regulations of the SEC.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•

reviewing and approving the compensation of our executive officers, including annual base salary, annual incentive bonuses, specific performance goals, equity compensation, employment agreements, severance and change-in-control arrangements and any other benefits, compensation or arrangements;

•	reviewing succession planning for our Chief Executive Officer and management;

•	reviewing compensation goals, bonus and stock compensation criteria for our employees;

•	determining the compensation of our directors;

•	preparing any compensation committee report required by the SEC to be included in our annual proxy statement; and

•	administrating, reviewing and making recommendations with respect to our equity compensation plans.

Nominating and Governance Committee

Our Nominating and Governance committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to our Board;

•	reviewing developments in corporate governance practices and developing and recommending corporate governance guidelines to our Board;

•	overseeing the evaluation of our Board and management; and

•	recommending members for each Board committee of our Board.

In February 2015, our compensation committee engaged the services of Frederic W. Cook & Co. ("FW Cook"), a compensation consulting firm, to advise the Compensation Committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compare to the compensation practices of other selected companies. FW Cook reports directly to the Compensation Committee. FW Cook does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee believes that FW Cook does not have any conflicts of interest in advising the Compensation Committee under applicable SEC rules or NASDAQ listing standards. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC rules and NASDAQ listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.

Report of the Audit Committee

The Audit Committee assists the Board in its oversight of the Company’s financial statements and reporting process, audit process and internal controls. The Audit Committee operates under a written charter adopted by the Board, which describes this and the other responsibilities of the Audit Committee.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm for fiscal 2014, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with KPMG the matters required to be discussed by Auditing Standards No. 16, Communication with Audit Committees. The Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2014 for filing with the SEC, and (ii) appointed KPMG as the Company’s independent registered public accounting firm for fiscal 2015. This report is provided by the following directors, who constitute the Audit Committee:

Gregory P. Hickey (Chairman)

Joseph P. Schneider

Kay L. Toolson

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

Director Nominations by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Properly communicated stockholder recommendations will be considered in the same manner as recommendations received from other sources. To be properly communicated stockholders desiring to recommend candidates for consideration by the Nominating and Governance Committee and the Board should submit their recommendation in writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 7035 South High Tech Drive, Midvale, Utah, 84047, no later than the January 1st prior to the next annual meeting of stockholders, together with all information about the stockholder and the candidate that would be required pursuant to Section 2.15 of our Bylaws if the stockholder was nominating the candidate for election to the Board. The Nominating and Governance Committee may request additional information concerning such director candidate as it deems reasonably required to determine the eligibility and qualification of the director candidate to serve as a member of the Board.

The Nominating and Governance Committee will evaluate any stockholder-recommended candidate to determine whether he or she is highly qualified. In considering candidates for nomination or appointment to the Board, the Board considers such factors as whether the director candidate has relevant expertise upon which to be able to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, has demonstrated excellence in his or her field, has the ability to exercise sound business judgment and has the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting its assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experiences, background and capability. The Nominating and Governance Committee evaluates stockholder-recommended candidates in the same way it evaluates candidates proposed from other sources.

Please note that stockholders who wish to nominate a person for election as a director in connection with an annual meeting of stockholders (as opposed to making a recommendation to the Nominating and Governance Committee as described above) must deliver written notice to our Secretary in the manner described in Section 2.15 of our Bylaws, and as described further under “Proposals of Stockholders and Director Nominations for 2016 Annual Meeting.”

Communications with the Board of Directors

Individuals may contact our entire Board, an individual director, the independent directors as group, any Board Committee or any Chairperson of any Board Committee by sending a written communication to the Board, the individual director, the independent directors as a group, any Board Committee or any Chairperson of any Board Committee in care of:

Secretary

Sportsman’s Warehouse Holdings, Inc.

7035 South High Tech Drive

Midvale, Utah, 84047

Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should be addressed to the Board, any such individual director, the independent directors as a group, Board Committee or Chairperson of any Board Committee by either name or title. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the directors. Junk mail, job inquiries, business solicitations, or hostile communications will not be presented.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics applicable to our employees, directors, and officers. This Code of Conduct and Ethics is applicable to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The code is available on the Company’s website at investors.sportsmanswarehouse.com. To the extent required by rules adopted by the SEC and NASDAQ, we intend to promptly disclose future amendments to certain provisions of the code, or waivers of such provisions granted to executive officers and directors on our website at investors.sportsmanswarehouse.com.

EXECUTIVE OFFICERS OF THE COMPANY

The table below sets forth certain information regarding our executive officers as of April 30, 2015:

Name	Age	Position
John V. Schaefer	56	President, Chief Executive Officer and Director
Kevan P. Talbot	44	Chief Financial Officer and Secretary

See “Proposal One - Election of Directors” for information concerning the business experience of Mr. Schaefer. Information concerning the business experience of our other executive officer is set forth below.

Kevan P. Talbot, 44, has served as our Chief Financial Officer since June 2009 and as our Secretary since December 2013. Mr. Talbot joined us as our Controller in June 2002 and also served as our Vice President of Finance from November 2005 to June 2009. Prior to joining us, Mr. Talbot served as an audit and business advisory manager at Arthur Andersen LLP. Mr. Talbot also currently serves as Treasurer and Secretary of Utah Wildlife in Need, a non-profit foundation whose mission is to help Utah’s native wildlife. He has served in this capacity since 2008. Mr. Talbot is a certified public accountant and holds a Bachelor of Science degree and a Master of Accountancy degree from Brigham Young University.

There are no family relationships between or among any of our executive officers or directors.

EXECUTIVE COMPENSATION

Unless specifically set forth in this section captioned “Executive Compensation,” the discussion herein regarding executive compensation gives effect to the 2.87-for-1 stock split of our Common Stock effected on April 3, 2014.

Summary Compensation Table for Fiscal Years 2014 and 2013

The following table presents information regarding compensation of Messrs. Schaefer and Talbot, our only executive officers during fiscal year 2014, for services rendered during fiscal years 2014 and 2013. These individuals are referred to in this Proxy Statement as our “named executive officers.”

Name and Principal Positions(s)	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John V. Schaefer	2014	800,000	—	—	—	2,800,000	—	42,811	3,642,811
President and Chief Executive Officer	2013	689,904	792,346	6,047,407	—	—	—	77,719	7,607,376
Kevan P. Talbot	2014	300,000	—	—	—	350,000	—	6,921	656,921
Chief Financial Officer and Secretary	2013	193,231	113,502	—	—	—	—	8,589	315,322

____________________

(1)The amounts reported in the “Bonus” column of the table above for fiscal year 2013 represent discretionary bonuses paid to Messrs. Schaefer and Talbot based on our Board’s subjective assessment of: (i) the Company’s above-target fiscal year 2013 performance relative to a pre-established Adjusted EBITDA goal; and (ii) the named executive officer’s individual performance during fiscal year 2013. These bonuses were recommended and approved by our Board.

(2)The amount reported in the “Stock Awards” column of the table above for Mr. Schaefer for fiscal year 2013 represents the fair value on the grant date of the restricted stock unit award granted to Mr. Schaefer during fiscal year 2013. This value has been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements and in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value this award, please refer to the section entitled “Management’s Discussion and Analysis of Financial Conditions and Results of Operations — Restricted Stock Unit Awards and Common Stock Valuations” included as part of Amendment No. 4 to our Registration Statement on Form S-1 filed with the SEC on April 15, 2014.

(3)The amounts reported in the “Non-Equity Incentive Plan Compensation” column of the table above for fiscal year 2014 are composed of two separate bonus amounts.  First, one-time cash bonuses equal to $2,000,000 and $200,000 were paid to Messrs. Schaefer and Talbot, respectively, in connection with our IPO.  These IPO bonus opportunities were established on December 10, 2013 and January 21, 2014 respectively, with payment subject to the successful completion of our IPO in April 2014 and the executive’s continued employment with us through such time. Second, target-level bonuses equal to $800,000 and $150,000 were paid to Messrs. Schaefer and Talbot, respectively, based on: (i) the Company’s above-target fiscal year 2014 performance relative to its pre-established adjusted diluted earnings per share (“EPS”) goal; and (ii) the named executive officer’s individual performance during fiscal year 2014.  The IPO bonuses and annual bonuses were recommended and approved by our Board.

(4)The amounts reported in the “All Other Compensation” column of the table above for fiscal year 2014 include the following: for Mr. Schaefer, (i) $38,003 for travel and commuting expenses, (ii) $1,783 for use of a company-owned automobile and (iii) $3,025 for life insurance premiums; and for Mr. Talbot, (i) $2,535 for use of a company-owned automobile and (ii) $4,386 of aggregate matching contributions under our 401(k) plan.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of our named executive officers as of January 31, 2015, including the vesting dates for the portions of these awards that had not vested as of that date.  We have not granted any equity awards other than restricted stock unit awards to any of the named executive officers.

		Option Awards					Stock Awards

Name	Award Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

John V. Schaefer	12/10/2013	—	—	—	—	—	642,500(2)	4,581,025	—	—
Kevan P. Talbot	—	—	—	—	—	—	—	—	—	—

____________________

(1)The dollar amounts shown in column (i) of the table above are determined by multiplying the number of shares or units reported in column (h) of the table above by $7.13, the closing price of our Common Stock on January 30, 2015, the last trading day of fiscal year 2014.

(2)The unvested portion of this restricted stock unit award was scheduled to vest in three annual installments on each of April 16, 2015, April 16, 2016 and April 16, 2017, subject to Mr. Schaefer’s continued employment or service.

The restricted stock unit award set forth in the “Outstanding Equity Awards at Fiscal Year-End” table above was granted to Mr. Schaefer, our President and Chief Executive Officer, on December 10, 2013 under the terms of our 2013 Performance Incentive Plan, which is described below under “—Equity Incentive Plan.” Each restricted stock unit represents a contractual right to receive one share of our Common Stock if the applicable time-based vesting requirements, outlined in footnote (2) to the table above, are satisfied. Mr. Schaefer does not have the right to vote or dispose of the restricted stock units, but, in the event we pay dividends with respect to our Common Stock, Mr. Schaefer would be credited with additional restricted stock units as dividend equivalents that are subject to the same vesting and payment terms as the underlying stock units.

Employment Agreements with Our Named Executive Officers

The following describes the material terms of the employment agreements that we have entered into with Mr. Schaefer and Mr. Talbot.

Employment Agreement with John Schaefer

Term. On December 10, 2013, we entered into an employment agreement with Mr. Schaefer, our President and Chief Executive Officer. The employment agreement has an initial term that commenced on December 10, 2013 and continues until February 2, 2019, subject to extension by mutual agreement between us and Mr. Schaefer. Mr. Schaefer’s employment with us is on an at-will basis, terminable by us or by Mr. Schaefer at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the post-termination of employment benefits discussed below under the heading “—Potential Payments Upon a Termination or Change of Control.”

Base salary. Mr. Schaefer’s employment agreement provides for an initial annual base salary of $665,000 and, commencing February 2, 2014, an annual base salary of $800,000 during the remaining term of the agreement. The employment agreement provides that our board of directors (or a committee thereof) will review Mr. Schaefer’s base salary on a periodic basis which, commencing with fiscal year 2015, will be on an annual basis, and has discretion to increase (but not decrease) his base salary level. The employment agreement also provides that, in the event our board of directors determines that we have met our annual budget (as approved by our board of directors) for a fiscal year (commencing with our fiscal year 2014), Mr. Schaefer’s annual base salary will be increased by an amount determined by our board of directors that is no less than 5% of Mr. Schaefer’s then-current annual base salary. Our Board determined that the Company’s fiscal year 2014 annual budget was met and as a result Mr. Schaefer’s annual base salary was increased by 5% to $840,000 effective as of February 1, 2015.

Annual bonus. During the term of the employment agreement, Mr. Schaefer is eligible to receive an annual performance bonus, payable in cash, for each fiscal year during the term of the employment agreement. Mr. Schaefer’s target bonus for a fiscal year will be equal to 100% of his base salary for that year, with the actual amount of his bonus for the year to be determined by our board of directors (or a committee thereof); provided, however, that in the event our EBITDA for a fiscal year is equal to at least 90% of the budgeted EBITDA goal for that year approved by our board of directors, Mr. Schaefer’s cash bonus for that year will be at least equal to 50% of his base salary for that year, and in the event our EBITDA for a fiscal year is equal to at least 100% of the budgeted EBITDA goal for that year approved by our board of directors, Mr. Schaefer’s cash bonus for that year will be at least equal to 100% of his base salary for that year. However, for fiscal years 2014 and 2015, our Board and Mr. Schaefer agreed that Mr. Schaefer’s annual bonus opportunity would be based upon our adjusted fully-diluted EPS performance and not based upon our EBITDA performance.

Other compensation. The employment agreement also provides for Mr. Schaefer to participate in our employee benefit plans for senior executives generally, reimbursement of business expenses, reimbursement of certain housing expenses and certain specific other benefits.

Provisions of Mr. Schaefer’s employment agreement relating to outstanding equity incentive awards and post-termination of employment benefits are discussed under the applicable sections of this Proxy Statement.

Employment Agreement with Kevan Talbot

Term. On January 21, 2014, we entered into an employment agreement with Mr. Talbot, our Chief Financial Officer and Secretary. The employment agreement has an initial term that commenced on January 21, 2014 and continues until January 31, 2017, subject to extension by mutual agreement between us and Mr. Talbot. Mr. Talbot’s employment with us is on an at-will basis, terminable by us or by Mr. Talbot at any time (subject to certain notice requirements of the employment agreement) and for any reason, subject to the post-termination of employment benefits discussed below under the heading “—Potential Payments Upon a Termination or Change of Control.”

Base salary. Mr. Talbot’s employment agreement provides for an initial annual base salary of $200,000 and, commencing February 2, 2014, an annual base salary of $300,000 during the remaining term of the agreement. The employment agreement provides that our board of directors (or a committee thereof) will review Mr. Talbot’s base salary on a periodic basis which, commencing with fiscal year 2015, will be on an annual basis, and has discretion to increase (but not decrease) his base salary level.

Annual bonus. During the term of the employment agreement, Mr. Talbot is eligible to receive an annual performance bonus, payable in cash, for each fiscal year during the term of the employment agreement. Mr. Talbot’s target bonus for each fiscal year during the term of the employment agreement is equal to 50% of his base salary for the applicable year, with the actual amount of his bonus for any year to be determined by our board of directors (or a committee thereof).

Equity awards. The employment agreement provides that Mr. Talbot will be considered for an equity award under our 2013 Performance Incentive Plan, the terms and conditions of which will be established by our board of directors (or a committee thereof) in its sole discretion.

Other compensation. The employment agreement also provides for Mr. Talbot to participate in our employee benefit plans for executives generally, reimbursement of business expenses and the reasonable use of a company-owned automobile for business purposes.

Provisions of Mr. Talbot’s employment agreement relating to outstanding equity incentive awards and post-termination of employment benefits are discussed under the applicable sections of this Proxy Statement.

Equity Incentive Plan

In November 2013, our board of directors adopted the 2013 Performance Incentive Plan, or the 2013 Plan, to provide an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. Our stockholders also approved this plan in November 2013. Employees, officers, directors and consultants that provide services to us or one of our subsidiaries may be selected to receive awards under the 2013 Plan.

Our board of directors, or one or more committees appointed by the board or another committee (within delegated authority), administers the 2013 Plan. The administrator of the plan has broad authority to:

•	select participants and determine the types of awards that they are to receive;
•

determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and establish the vesting conditions (if applicable) of such shares or awards;

•	cancel, modify or waive our rights with respect to, or modify, discontinue, suspend or terminate, any or all outstanding awards, subject to any required consents;
•	construe and interpret the terms of the 2013 Plan and any agreements relating to the plan;
•	accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards subject to any required consent;
•	subject to the other provisions of the 2013 Plan, make certain adjustments to an outstanding award and authorize the termination, conversion, substitution or succession of an award; and
•

allow the purchase price of an award or shares of our stock to be paid in the form of cash, check or electronic funds transfer, by the delivery of previously owned shares of our stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third-party payment or cashless exercise on such terms as the administrator may authorize or any other form permitted by law.

A total of 2,697,800 shares of our Common Stock are authorized for issuance with respect to awards granted under the 2013 Plan. Except as provided in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest or for any other reason are not paid or delivered under the 2013 Plan will again be available for subsequent awards under the 2013 Plan. Shares that are exchanged by a participant or withheld by us to pay the exercise price of an award granted under the plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2013 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2013 Plan. As of April 27, 2015, a total of 596,145 restricted stock units with respect to shares of our Common Stock were subject to outstanding awards under the 2013 Plan, and 1,616,909 shares of our Common Stock were then available for new award grants under the 2013 Plan.

The following other limits are also contained in the 2013 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 2,697,800 shares.
•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 861,000 shares.
•

“Performance-Based Awards” intended to satisfy the deductibility requirements of Section 162(m) of the Code granted to a participant in any one calendar year will not provide for payment of more than (1) in the case of awards under the plan payable only in cash and not related to shares, $1,000,000, and (2) in the case of awards related to shares (and in addition to options and stock appreciation rights which are subject to the limit referred to above), 861,000 shares.

Awards under the 2013 Plan may be in the form of incentive or nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, restricted stock units and other forms of awards including cash awards. Awards under the 2013 Plan generally will not be transferable other than by will or the laws of descent and distribution, except that the plan administrator may authorize certain transfers.

Nonqualified and incentive stock options may not be granted at prices below the fair market value of the Common Stock on the date of grant. Incentive stock options must have an exercise price that is at least equal to the fair market value of our Common Stock, or 110% of fair market value of our Common Stock or incentive stock option grants to any 10% owner of our Common Stock, on the date of grant. These and other awards may also be issued solely or in part for services. Awards are generally paid in shares of our stock or may be paid in cash. The plan administrator may provide for the deferred payment of awards and may determine the terms applicable to deferrals.

As is customary in incentive plans of this nature, the number and type of shares available under the 2013 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, will be subject to adjustment in the event of certain reorganizations, mergers, combinations, conversions, recapitalizations, stock splits, stock dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders. In no case (except due to an adjustment referred to above or any repricing that may be approved by our stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2013 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Generally, and subject to limited exceptions set forth in the 2013 Plan, if we dissolve or undergo certain corporate transactions such as a merger, business combination or other reorganization, or a sale of all or substantially all of our assets, all awards then-outstanding under the 2013 Plan will become fully vested or paid, as applicable, and will terminate or be terminated in such circumstances, unless the plan administrator provides for the assumption, substitution or other continuation of the award. The plan administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2013 Plan. For example, the administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.

Our board of directors may amend or terminate the 2013 Plan at any time, but no such action will affect any outstanding award in any manner materially adverse to a participant without the consent of the participant. Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency. Our board of directors and compensation committee may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.

The 2013 Plan will terminate on November 17, 2023. However, the plan administrator will retain its authority until all outstanding awards are exercised or terminated. The maximum term of options, stock appreciation rights and other rights to acquire stock under the plan is ten years after the initial date of the award.

Defined Contribution Plan

As part of our overall compensation program, we provide all full-time employees, including our named executive officers, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer up to 50% of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to our 401(k) plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. We also provide matching contributions of up to 25% of the first 6% of eligible compensation deferred by each of our 401(k) plan participants, with a maximum matching contribution of 1.5% of eligible compensation per participant per plan year. Our employees are allowed to participate in the 401(k) on the first day of the month following 90 days of employment, and 401(k) plan participants are eligible to receive employer matching contributions after one year of continuous service. Participants are always vested in their personal contributions to the 401(k) plan, and company-matching contributions under the plan vest at a rate of 20% per year of service.

Except as described above in this Proxy Statement with respect to our 401(k) plan, we do not currently maintain any additional retirement plans, tax-qualified or nonqualified, for our executives or other employees.

Perquisites

As part of our overall compensation program, we provide our named executive officers with certain perquisite benefits, including certain use of a company-provided automobile and, for Mr. Schaefer, reimbursement for certain travel and commuting expenses. We did not provide our named executive officers with a tax gross-up benefit in fiscal year 2014. The amounts of the perquisites provided to our named executive officers for fiscal year 2014 are set forth in footnote (2) to the “Summary Compensation Table for Fiscal Years 2014 and 2013” above.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that may become payable to our named executive officers in connection with a termination of their employment and/or a change of control of us under the circumstances described below.

John Schaefer

Mr. Schaefer’s employment agreement, which was entered into on December 10, 2013 and is described under the heading “—Employment Agreements with Our Named Executive Officers,” provides for certain benefits to be paid to him in connection with a termination of his employment with us under the following circumstances:

Termination of employment for death, incapacity or gross misconduct or without good reason.  In the event that Mr. Schaefer’s employment is terminated during his employment term due to his death or incapacity or for gross misconduct, or by Mr. Schaefer without good reason (as such terms are defined in his employment agreement), Mr. Schaefer will be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”).

Termination of employment without gross misconduct or with good reason. In the event that Mr. Schaefer’s employment is terminated during his employment term without gross misconduct or by Mr. Schaefer with good reason, Mr. Schaefer will be entitled to the following benefits: (1) the accrued obligations; (2) continued payment of his base salary (at the rate in effect on the termination date) through the date that is 18 months following the termination date; (3) a pro-rata portion of his target bonus for the year of termination; (4) continued company-paid COBRA benefits through the date that is 18 months following the termination date (or, if earlier, the date of his death, the date he becomes eligible for coverage under a future employer’s plan and the date we cease to offer group medical coverage to active executive employees or we are otherwise under no obligation to offer COBRA continuation coverage to Mr. Schaefer); and (5) in the event that Mr. Schaefer is required to relocate his personal residence to be more proximate to our headquarters during his employment term and, during the 24-month period following his termination of employment, he chooses to sell such personal residence that is then-located near our headquarters and to relocate to another area in the continental United States, he will be entitled to payment of certain moving and other expenses incurred in connection with such sale and relocation. In addition, Mr. Schaefer’s equity-based awards will generally become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment. The severance benefits described above are contingent upon Mr. Schaefer’s continued compliance with the restrictive covenants in his employment agreement and upon Mr. Schaefer providing a general release of claims.

Restrictive covenants. Pursuant to Mr. Schaefer’s employment agreement, Mr. Schaefer has agreed not to disclose any of our confidential information or to publicly disparage us at any time during or after his employment with us. In addition, Mr. Schaefer has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of three years following a termination of his employment with us, he will not solicit our employees or customers.

Kevan Talbot

Mr. Talbot’s employment agreement, which was entered into on January 21, 2014 and is described under the heading “—Employment Agreements with Our Named Executive Officers,” provides for certain benefits to be paid to him in connection with a termination of his employment with us under the following circumstances:

Termination of employment for death, incapacity or gross misconduct or without good reason.  In the event that Mr. Talbot’s employment is terminated during his employment term due to his death or incapacity or for gross misconduct, or by Mr. Talbot without good reason (as such terms are defined in his employment agreement), Mr. Talbot will be entitled to receive his base salary and paid personal time off accrued through the date of termination and payment of any unreimbursed business expenses (the “accrued obligations”).

Termination of employment without gross misconduct or with good reason.  In the event that Mr. Talbot’s employment is terminated during his employment term without gross misconduct or by Mr. Talbot with good reason, Mr. Talbot will be entitled to the following benefits: (1) the accrued obligations; (2) continued payment of his base salary (at the rate in effect on the termination date) through the date that is twelve months following the termination date; (3) a pro-rata portion of his target bonus for the year of termination; and (4) continued company-paid COBRA benefits through the date that is twelve months following the termination date (or, if earlier, the date of his death, the date he becomes eligible for coverage under a future employer’s plan and the date we cease to offer group medical coverage to active executive employees or we are otherwise under no obligation to offer COBRA continuation coverage to Mr. Talbot). In addition, Mr. Talbot’s equity-based awards will generally become fully vested, to the extent then outstanding and not otherwise vested, in connection with such a termination of employment. The severance benefits described above are contingent upon Mr. Talbot’s continued compliance with the restrictive covenants in his employment agreement and upon Mr. Talbot providing a general release of claims.

Restrictive covenants.  Pursuant to Mr. Talbot’s employment agreement, Mr. Talbot has agreed not to disclose any of our confidential information or to publicly disparage us at any time during or after his employment with us. In addition, Mr. Talbot has agreed that, for a period of one year following a termination of his employment with us, he will not engage in certain competitive activities with us and, for a period of three years following a termination of his employment with us, he will not solicit our employees or customers.

Compensation Committee Interlocks and Insider Participation

Mr. Schaefer, our President and Chief Executive Officer, was a member of our Board in 2012 and made recommendations to the Board as to the compensation of named executive officers other than himself. None of the members of our Compensation Committee had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers currently serves, or in the past year has served, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

DIRECTOR COMPENSATION

Overview of Director Compensation for Fiscal Year 2014

During fiscal year 2014, compensation for our non-employee directors (as defined below) consisted of an annual retainer of $50,000 and an additional retainer of $15,000 for acting as Chair of the Audit Committee or Chair of the Compensation Committee. Our non-employee directors were not provided any additional fees based on the number of meetings they attend. Our non-employee directors were also not granted any equity-based awards by the Company in fiscal year 2014. For these purposes, our non-employee directors are members of our Board (1) who are not employed by the Company or one of its subsidiaries and (2) who, unless and until otherwise provided by our Board, are not partners or employees of Seidler or one of its affiliates. A member of our Board who was employed by the Company or one of its subsidiaries, or was a partner or employee of Seidler, or one of its affiliates, received no compensation from us for their service as a member of our Board. We reimburse all of our directors for reasonable expenses incurred to attend Board meetings.

As discussed below, our Board approved a new compensation program for our non-employee directors, the terms of which will become effective as of the date of our Annual Meeting.

Director Compensation for Fiscal Year 2014

The following table presents information regarding the compensation paid to each of our non-employee directors for the fiscal year ended January 31, 2015. The compensation paid to Mr. Schaefer in his capacity as an employee of the Company is presented in the Executive Compensation disclosures beginning on page 14. Mr. Schaefer is not entitled to receive additional compensation for his service as a director. Messrs. Eastland and Lee are partners of Seidler and were not entitled to receive compensation for their service as directors in fiscal year 2014.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
Christopher Eastland	—	—	—	—	—	—	—
Kent V. Graham	51,786	—	—	—	—	—	51,786
Gregory P. Hickey	51,786	—	—	—	—	—	51,786
Leonard Lee	—	—	—	—	—	—	—
Joseph P. Schneider	39,835	—	—	—	—	—	39,835
Kay L. Toolson	39,835	—	—	—	—	—	39,835

Director Compensation Program Commencing in Fiscal Year 2015

The compensation program for our non-employee directors was reviewed during the beginning of fiscal year 2015 by the Compensation Committee with assistance from FW Cook. Based on the Compensation Committee’s findings and input from FW Cook, on April 1, 2015, the Compensation Committee recommended and our Board approved a new compensation program for our non-employee directors, the terms of which will become effective as of June 24, 2015, the date of our Annual Meeting. Under the terms of the new compensation program for our non-employee directors, compensation for our non-employee directors will consist of an annual retainer of $60,000, an additional retainer of $15,000 for acting as Lead Independent Director or as Chair of the Compensation Committee, and an additional retainer of $20,000 for acting as Chair of the Audit Committee. Our non-employee directors will not receive any additional fees based on the number of meetings they attend.

On the date of each annual meeting of stockholders, commencing with the Annual Meeting, each non-employee director who is serving on our Board will be granted an award of restricted stock units. The number of restricted stock units subject to the award will be determined by dividing $70,000 by the per-share closing price (in regular trading) of our Common Stock on the date of such annual meeting, rounded down to the nearest whole unit.  These restricted stock unit awards will vest in 12 substantially equal installments, subject to the non-employee director’s continued service as a director through each vesting date, with the first installment vesting one month following the date of grant and an additional installment vesting on each monthly anniversary of the date of grant thereafter for the next 11 months; provided, however, that the outstanding and unvested portion of the restricted stock unit award will vest in full immediately prior to the first annual meeting of stockholders for the year following the year of grant of the award should such annual meeting occur before the first annual anniversary of the date of grant.  Each such restricted stock unit award will be made under and subject to the terms and conditions of the 2013 Plan (or any successor equity compensation plan approved by the Company’s stockholders and in effect at the time of grant) and will be evidenced by, and subject to the terms and conditions of, a restricted stock unit award agreement in the form then used by the Company to evidence restricted stock unit awards to our non-employee directors.

To the extent then vested, the restricted stock units will generally be paid in an equal number of shares of our Common Stock as soon as practicable following the earlier to occur of (1) the date the non-employee director ceases to be a member of the Board or (2) the first anniversary of the grant date of the award.  The restricted stock unit awards are generally forfeited as to the unvested portion of the award upon the non-employee director’s termination of service as a director for any reason.

In the case of a new non-employee director who is initially appointed or elected to the Board on a date other than the date of an annual meeting of stockholders (commencing following the Annual Meeting), the non-employee director will be eligible to receive a pro-rated cash retainer and an equity award on the date of such initial appointment or election.

On March 31, 2015, the Board established stock ownership guidelines for our non-employee directors, under which our non-employee directors are required to own shares of our Common Stock equal to at least three times the then-current annual cash retainer paid to our non-employee directors (for example, based on the $60,000 annual retainer described above under the new compensation program for our non-employee directors, our non-employee directors are expected to own shares of our Common Stock equal to $180,000). Shares of our Common Stock owned directly by the non-employee director and unvested restricted stock units issued to the non-employee directors are included for purposes of meeting the guidelines. Our non-employee directors are expected to satisfy these guidelines within five years of the later to occur of (1) the effective date of the guidelines and (2) the date the non-employee director initially joins the Board.

We will continue to reimburse all non-employee directors for reasonable expenses incurred to attend Board meetings.

Our Board reserves the right to modify the new compensation program for our non-employee directors and the compensation arrangements for Board members from time to time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 27, 2015 (except as noted below), the number and percentage of outstanding shares of our Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each director and named executive officer, and by all directors and executive officers as a group.

Except as otherwise noted below, the address for those individuals for which an address is not otherwise indicated is c/o Secretary, Sportsman’s Warehouse, 7035 South High Tech Drive, Midvale, Utah 84047.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as otherwise indicated in the footnotes to the table below, we believe that the beneficial owners of the Common Stock listed below, based on the information furnished by such owners, have sole voting power and investment power with respect to such shares, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 42,003,599 shares of Common Stock issued and outstanding as of April 27, 2015.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock as to which the person has the right to acquire beneficial ownership within 60 days of April 27, 2015, through the exercise of any option, conversion rights, or other rights. We did not deem these shares outstanding for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares of Common Stock Beneficially Owned
5% Shareholders
SEP SWH Holdings GP, LLC (1)(2)	22,048,333	52.5%
T. Rowe Price Associates, Inc. (3)	3,134,610	7.5%
Boston Partners (4)	2,928,634	7.0%
Franklin Resources, Inc. (5)	2,299,022	5.5%
Directors and Named Executive Officers
John V. Schaefer (6)	1,503,350	3.6%
Christopher Eastland (2)	—	*
Kent V. Graham	5,000	*
Gregory P. Hickey	—	*
Leonard Lee (2)	—	*
Joseph P. Schneider	—	*
Kay L. Toolson	30,000	*
Kevan P. Talbot (7)	442,307	1.1%
All Directors and Executive Officers as a group (8 persons)	1,980,657	4.7%

__________________

*Less than 1.0% of total.

(1)Based on a Schedule 13G filed by Seidler Kutsenda Management Company, LLC (“SKMC”), Seidler Equity Partners III, L.P. (“SEP III”), SEP SWH Holdings GP, LLC (“SEP GP”), New SEP SWH Holdings, L.P. (“New SEP”), SEP SWH Holdings, L.P. (“SEP” and together with New SEP, the “SEP Funds”) on February 3, 2015. According to the Schedule 13G, 11,140,211 shares of the Common Stock are held of record by New SEP and 10,908,122 shares of the Common Stock are held of record by SEP. SEP GP is the general partner of both New SEP and SEP, and SEP III  is the sole member of SEP GP. SKMC as the investment manager of SEP III, has ultimate voting and dispositive power over all of the shares owned by the SEP Funds. SKMC’s Investment Committee makes all voting, investment and disposition decisions on behalf of SKMC. That committee is comprised of Peter Seidler, Robert Seidler and Eric Kutsenda. None of these individuals individually exercises control over SKMC, and therefore, each of them disclaims beneficial ownership over the shares owned by the SEP Funds, except to the extent of their respective indirect pecuniary interests, if any, in those shares. Each of SKMC, SEP III and SEP GP may be deemed, pursuant to Rule 13d-3 under the Exchange Act, to beneficially own the Common Stock held by the SEP Funds. Each of SKMC, SEP III and SEP GP disclaim beneficial ownership of the shares of the Company except to the extent of its indirect pecuniary interests, if any, in those shares.

(2)The address of each of Messrs. Eastland and Lee and SKMC is 4640 Admiralty Way, Suite 1200, Marina del Rey, CA 90292.

(3)Based on a Schedule 13G filed by T. Rowe Price Associates, Inc. on February 12, 2015. According to the Schedule 13G, T. Rowe Price Associates, Inc. has sole voting power over 1,158,310 shares of Common Stock and sole dispositive power over 3,134,610 shares of common stock. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(4)Based on a Schedule 13G filed by Boston Partners on February 11, 2015. According to the Schedule 13G, Boston Partners has sole voting power over 1,071,384 shares of Common Stock and sole dispositive power over 2,928,634 shares of Common Stock.  The address of Boston Partners is One Beacon Street - 30th Floor, Boston, MA 02108.

(5)Based on a Schedule 13G filed by Franklin Resources, Inc. (“FRI”), Charles B. Johnson and Rupert H, Johnson, Jr. on February 10, 2015. According to the Schedule 13G, sole voting power is held by Franklin Advisers, Inc. over 1,940,500 shares of common stock, Franklin Templeton Portfolio Advisors, Inc. over 193,422 shares of common stock, Fiduciary Trust Company International over 47,200 shares of Common Stock and sole dispositive power is held by Franklin Advisers, Inc. over 2,058,400 shares of Common Stock, Franklin Templeton Portfolio Advisors, Inc. over 193,422 shares of Common Stock and Fiduciary Trust Company International over 47,200 shares of common stock. According to the Schedule 13G, Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding Common Stock of FRI and are the principal stockholders of FRI.  Each of them disclaims beneficial ownership in the securities. The address of FRI is One Franklin Parkway, San Mateo, CA 94403.

(6)Includes 428,333 restricted stock units which have vested as of April 27, 2015 and does not include another 428,333 restricted stock units which are scheduled to vest on April 16, 2016 and 2017, subject to Mr. Schaefer’s continued employment or service.

(7)The shares are held by the Kevan P. Talbot Revocable Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC reports of ownership of our securities and changes in reported ownership. These persons are required by SEC regulations to furnish us with copies of all of these reports that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, including any amendments thereto or written responses to annual directors’ and officers’ questionnaires that no other reports were required, during the fiscal year ended January 31, 2015, our officers, directors, and greater than ten percent owners timely filed all reports they were required to file under Section 16(a) except a late Form 4 was filed on June 14, 2014 for John Schaefer reporting shares withheld by us to satisfy tax withholding obligations in connection with the vesting of restricted stock units previously granted to Mr. Schaefer.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Relating Related Party Transactions

Our Board has adopted a written Related Person Transaction Policy, providing that our Audit Committee is responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 or such lower threshold as our Audit Committee may determine, and (iii) in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, nominee for director, executive officer or greater than 5% beneficial owner of our Common Stock and their immediate family members. Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our Audit Committee. In reviewing and approving any such transactions, our Audit Committee considers all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. No member of our Audit Committee may participate in the review, approval or ratification of a transaction with respect to which he or she is a related party, except that such member may be counted for purposes of a quorum and shall provide such information with respect to the transaction as may be reasonably requested by other members of the Committee.

Registration Rights Agreement with Seidler

We have a registration rights agreement with affiliates of Seidler. Pursuant to this agreement, we will grant to Seidler registration rights for the Common Stock it beneficially owns. Under the registration rights agreement, Seidler may require us to use our reasonable best efforts to register for resale their registrable shares of our Common Stock under the Securities Act. These registration rights include the following provisions:

Demand Registration Rights. We will grant up to three demand registrations to affiliates of Seidler so long as the holders of 20% of our common stock held by affiliates of Seidler and their permitted transferees request such registration.

Form S-3 Registration Rights. At such time as we have qualified for the use of Form S-3, affiliates of Seidler and certain of their permitted transferees may require us to use our reasonable best efforts to register the resale of any of their registrable shares on Form S-3.

Piggyback Registration Rights. If at any time, we propose to file a registration statement under the Securities Act for our Common Stock (excluding any registration on Form S-4 or Form S-8), we will offer to include the registrable shares of Seidler and certain of their permitted transferees in the registration statement subject only to a determination by the managing underwriter that the success of the marketing (including pricing) would not be adversely affected by the inclusion of securities of the parties.

Expenses. We will be responsible for paying all registration expenses in connection with any registration pursuant to the registration rights agreement, excluding any underwriting fees, commissions, discounts and allowances, and fees of underwriter’s counsel (other than “blue sky”).

Indemnification. We will agree to indemnify each of the stockholders party to the registration rights agreement against certain liabilities under the Securities Act in connection with any registration of their registrable shares.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current executive officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. Additionally, we may enter into indemnification agreements with any future directors or executive officers.

PROPOSAL TWO –

APPROVAL OF THE SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

EMPLOYEE STOCK PURCHASE PLAN

General

At the Annual Meeting, stockholders will be asked to approve the Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”), which was approved and recommended by the Compensation Committee and subsequently adopted, subject to stockholder approval, by the Board on April 1, 2015.

Under the ESPP, shares of our Common Stock will be available for purchase by eligible employees who elect to participate in the ESPP.  Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of the Company’s common stock at a discount during periodic “Offering Periods” as described below.  The Board believes that the ESPP will help the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company’s stockholders.  The ESPP will not be effective without stockholder approval. We have not yet determined when the first Offering Period would commence if stockholders approve the ESPP, but in no event would the first Offering Period commence prior to the Annual Meeting.

Summary Description of the ESPP

The principal terms of the ESPP are summarized below.  The following summary is qualified in its entirety by the full text of the ESPP, which is attached as Exhibit A to this Proxy Statement.

Purpose

The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of our Common Stock at a favorable price and upon favorable terms in consideration of the participating employees’ continued services.  The ESPP is intended to provide an additional incentive to participating eligible employees to remain in the Company’s employ and, through acquiring ownership of our Common Stock, to provide an additional incentive to advance the best interests of the Company and its stockholders.

Operation of the ESPP

The ESPP will generally operate in successive six-month periods referred to as “Offering Periods,” provided that the plan administrator may provide in advance that a particular Offering Period will be of a different duration and/or will consist of one or more “purchase periods.”  However, an Offering Period may not be shorter than three months and may not be longer than 27 months.  The timing of the initial Offering Period under the plan will be established by the plan administrator, but the initial Offering Period will not commence before the Annual Meeting.

On the first day of each Offering Period (referred to as the “Grant Date”), each eligible employee who has timely elected to participate in the ESPP for that Offering Period will be granted an option to purchase shares of our Common Stock.  A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Offering Period for the purchase of stock under the ESPP.  The participant’s contributions under the ESPP will be credited to a bookkeeping account in his or her name.  Subject to certain limits, a participant generally may elect to terminate (but may not otherwise increase or decrease) his or her contributions to the ESPP during an Offering Period.  A participant generally may elect to increase, decrease or terminate his or her contributions to the ESPP effective with the first Offering Period that commences after the election is received.  Amounts contributed to the ESPP constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the ESPP will automatically be exercised on the last day of the Offering Period with respect to which it was granted (referred to as the “Purchase Date”).  The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the applicable Purchase Date by the “Option Price” for that Offering Period.  The determination of the Option Price for an Offering Period may be changed from time to time, except that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of our Common Stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our Common Stock on the applicable Purchase Date.  Although the ESPP gives us flexibility to change the method for setting the Option Price, we initially expect to set the Option Price under the ESPP using the formula described above.  A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price of the shares acquired by the participant.  No interest will be paid to any participant or credited to any account under the ESPP.

Eligibility

Only certain employees of the Company and its subsidiaries will be eligible to participate in the ESPP.  To be eligible to participate in an Offering Period, on the Grant Date of that period an individual must, unless otherwise provided by the ESPP administrator, be customarily employed for more than 20 hours per week and for more than five months per calendar year.

As of April 27, 2015, approximately 1,832 employees of the Company and its subsidiaries (including all of our named executive officers that are currently employed by the Company or one of its subsidiaries) were eligible to participate in the ESPP.

Limits on Authorized Shares; Limits on Contributions

If stockholders approve the ESPP, a maximum of 800,000 shares of our Common Stock may be purchased under the ESPP.  Participation in the ESPP is also subject to the following limits:

•	A participant cannot contribute less than 1% or more than 15% of his or her compensation to the purchase of stock under the ESPP in any one payroll period.
•

A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period and without giving effect to any discount reflected in the purchase price for the stock) under the ESPP in any one calendar year.

•

A participant will not be granted an option under the ESPP if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of its subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

The ESPP administrator has the flexibility to change the 1% and 15% contribution limits referred to above from time to time without stockholder approval. The plan administrator may also establish a limit on the number of shares of our Common Stock that an individual may purchase under the ESPP in any one Offering Period, and may change that limit from time to time. However, we cannot increase the 800,000 aggregate-share limit under the ESPP, other than to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Anti-dilution Adjustments

As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our stockholders.

Termination of Participation

A participant’s election to participate in the ESPP will generally continue in effect for all Offering Periods until the participant makes a new election that takes effect or the participant ceases to participate in the ESPP.  A participant’s participation in the ESPP generally will terminate if, prior to the applicable Purchase Date, the participant ceases to be employed by the Company or one of its participating subsidiaries or the participant otherwise no longer satisfies the eligibility requirements described above.

If a participant’s ESPP participation terminates during an Offering Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the ESPP for that Offering Period and, subject to limited exceptions, his or her option for that Offering Period will automatically terminate and his or her ESPP account balance will be paid to him or her in cash without interest.  However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions

A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration

The ESPP is administered by the Board or by a committee appointed by the Board.  The Board has appointed the Compensation Committee of the Board as the current administrator of the ESPP.  The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP and to construe and interpret the ESPP.  Decisions of the ESPP administrator with respect to the ESPP are final and binding on all persons. The administrator may also adopt rules, procedures, separate offerings or sub-plans applicable to particular subsidiaries or locations.

No Limit on Other Plans

The ESPP does not limit the ability of the Board or any committee of the Board to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Amendments

The Board generally may amend or terminate the ESPP at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby.  Stockholder approval for an amendment to the ESPP will only be required to the extent necessary to meet the requirements of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules.  The ESPP administrator also may, from time to time, without stockholder approval and without limiting the Board’s amendment authority, designate those subsidiaries of the Company whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules.

Termination

No new Offering Periods will commence under the ESPP on or after March 31, 2025, unless the Board terminates the ESPP earlier.  The ESPP will also terminate earlier if all of the shares authorized under the ESPP have been purchased.

Federal Income Tax Consequences of the ESPP

Following is a general summary of the current federal income tax principles applicable to the ESPP.  The following summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code.  Participant contributions to the ESPP are made on an after-tax basis.  That is, a participant’s ESPP contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option.  The Company will have no tax deduction with respect to either of those events.  A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP.  The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares.  The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Purchase Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Grant Date), or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain.  If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant.  The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Purchase Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction.  In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Purchase Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Purchase Date.  Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Purchase Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the selling price of the shares.  The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP cannot be determined at this time. We do not know the extent to which those employees who are eligible will actually elect to participate in the ESPP and, as to those eligible employees who elect to participate, the amount of contributions set aside to purchase shares of our Common Stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. We have not in the past offered our employees a plan like the ESPP.

The total number of shares of our Common Stock issued and outstanding as of April 27, 2015 was 42,003,599 shares.  Accordingly, the 800,000 shares of our Common Stock that would be authorized for issuance under the ESPP if stockholders approve this Proposal Two constitutes approximately 1.9% of the issued and outstanding Common Stock as of that date. The closing market price for a share of our Common Stock as of April 27, 2015 was $9.60 per share.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains the 2013 Plan. Stockholders are also being asked to approve a new equity compensation plan, the ESPP, as described above.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of Common Stock subject to outstanding awards, the weighted‑average exercise price of outstanding options, and the number of shares remaining available for future award grants as of January 31, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)

Equity compensation plans approved by security holders	887,853(1)	—(2)	1,616,909(3)
Equity compensation plans not approved by security holders	—	—	—
Totals	887,853	—	1,616,909

__________________

*Less than 1.0% of total.

(1)These shares were subject to stock unit awards then outstanding under the 2013 Plan.

(2)The Company has only granted stock unit awards under the 2013 Plan, which awards do not have an exercise price.

(3)Reflects the number of shares that remained available for future issuance under the 2013 Plan. This table does not reflect the 800,000 additional shares that will be available under the ESPP if stockholders approve the ESPP proposal.

Vote Required for Approval of the Employee Stock Purchase Plan

The Board believes that approval of the adoption of the ESPP will promote the Company’s interests and the interests of its stockholders and continue to enable the Company to attract, retain and reward persons important to its success.

Members of the Board who are not employees are not eligible to participate in the ESPP.  All of the Company’s executive officers (including the named executive officers currently employed by the Company or one of its subsidiaries) are eligible to participate in the ESPP and thus have a personal interest in the approval of the ESPP.

Approval of the adoption of the ESPP requires the affirmative vote of a majority of the shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote.  Broker non-votes will not be counted as a vote “for” or “against” this ESPP proposal and will therefore have no effect on the proposal.  Abstentions will be considered as a vote “against” this ESPP proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE AND SET FORTH IN EXHIBIT A HERETO.

PROPOSAL THREE
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP, or KPMG, as the Company’s independent registered public accounting firm for fiscal 2015, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company’s independent registered public accounting firm to be engaged, retained, and supervised by the Audit Committee, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of KPMG for ratification by stockholders as a matter of good corporate governance.

Representatives of KPMG are expected to be present at the Annual Meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions. If the stockholders should fail to ratify the selection of KPMG as the Company’s independent registered public accounting firm for fiscal 2015, the Audit Committee will consider the appointment of a different independent registered public accounting firm for fiscal 2015. In addition, even if stockholders ratify the Audit Committee’s selection, the Audit Committee, in its discretion, may still appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and its stockholders.

The following table shows the aggregate fees billed to us for professional services by KPMG for fiscal years 2014 and 2013:

	Fiscal 2014	Fiscal 2013
Audit Fees (1)	$301,767	$140,000
Audit-Related Fees (2)	—	848,808
Tax Fees (3)	54,249	76,322
All Other Fees (4)	—	—
Total Fees	$356,016	$1,065,130

__________________

*Less than 1.0% of total.

(1)Audit fees represent fees billed or accrued for professional services rendered for the audit of our consolidated annual financial statements and review of the interim condensed consolidated financial statements included in quarterly filings and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements. The amount includes $11,767 in connection with our filing of registration statements on Form S-8 with the SEC.

(2)Audit-related fees represent fees billed for services rendered during the fiscal year for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”. During these periods, these fees consisted of due diligence services and other advisory services.

(3)Tax fees represent fees billed for professional services rendered for the preparation of our federal and state income tax returns and other tax consulting services.

(4)All other fees represent fees billed for services other than those reported as “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”  We did not incur any such fees in fiscal year 2014 or fiscal year 2013.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC. The Audit Committee also concluded that KPMG’s provision of audit and tax services to the Company and its affiliates is compatible with KPMG’s independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and also may pre-approve detailed types of audit-related and permitted tax and other services, subject to certain dollar limits, to be performed during the next twelve months. All other non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis, subject to those exceptions that may be permitted by applicable law. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities shall be reported to the Audit Committee at each regularly scheduled meeting. All non-audit services provided by our independent registered public accounting firm in fiscal 2014 were approved.

Vote Required for Ratification of Independent Registered Public Accounting Firm

Ratification of the independent registered public accounting firm requires the affirmative vote of a majority of the shares represented at the Annual Meeting, either in person or by proxy, and entitled to vote.  Abstentions will be considered as a vote “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSALS OF STOCKHOLDERS AND DIRECTOR NOMINATIONS FOR 2016 ANNUAL MEETING

Requirements for Proposals to be Considered for Inclusion in Proxy Materials.  If you would like to present a proposal for possible inclusion in our 2016 proxy statement pursuant to the SEC’s rules, please send the proposal to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 7035 South High Tech Drive, Midvale, Utah 84047. To be eligible for inclusion in our proxy statement, proposals must be received by January 1, 2016 and must comply with our Bylaws and Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  If we change the date of the 2016 annual meeting of stockholders by more than 30 days from the anniversary of this year’s meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2016 annual meeting of stockholders.

Requirements for Proposals Not Intended for Inclusion in Proxy Materials and for Nomination of Director Candidates. Stockholders who wish to nominate persons for election to the Board of Directors at the 2016 annual meeting of stockholders or wish to present a proposal at the 2016 annual meeting of stockholders, but whose stockholder proposal will not be included in the proxy materials the Company distributes for such meeting, must deliver written notice of the nomination or proposal to the Company’s Secretary no earlier than February 25, 2016 and no later than March 26, 2016 (provided, however, that if the 2016 annual meeting of stockholders is more than 30 days before or more than 70 days after the anniversary of this year’s meeting, nominations and proposals must be received no earlier than the 120th day prior to the date of the 2016 annual meeting of stockholders and no later than the 90th day prior to the date of the 2016 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2016 annual meeting of stockholders is first made). The stockholder’s written notice must include certain information concerning the stockholder and each nominee as specified in Section 2.15 of our Bylaws. If a stockholder’s written notice is not received between the dates specified above and does not satisfy these additional informational requirements, the notice will not be considered properly submitted and will not be acted upon at the 2016 annual meeting of stockholders.  A stockholder’s written notice should be sent to the attention of the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 7035 South High Tech Drive, Midvale, Utah 84047.

OTHER MATTERS

The Board does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the meeting. As to any other business that may properly come before the Annual Meeting or any postponement or adjournment thereof, the proxyholders named in the proxies solicited by the Board of Directors will have the authority to vote all proxies received with respect to such matters in their discretion, and it is their intention to vote such proxies in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT TO STOCKHOLDERS

Our 2014 Annual Report has been posted, and is available without charge, on our corporate website at investors.sportsmanwarehouse.com.  For stockholders receiving a Notice of Internet Availability, such Notice will contain instructions on how to request a printed copy of our 2014 Annual Report.  For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2014 Annual Report has also been provided to you. In addition, we will provide, without charge, a copy of our 2014 Annual Report (including the financial statements but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our Common Stock.  Requests can be made by writing to the attention of the Secretary, Sportsman’s Warehouse Holdings, Inc., 7035 South High Tech Drive, Midvale, Utah 84047.

DATED: Midvale, Utah, April 30, 2015.

EXHIBIT A

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.  This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation.

2.	DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Common Stock” means the common stock, par value $0.01 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

“Compensation” means an Eligible Employee’s regular earnings and shall not include any overtime pay, sick pay, shift differential, shift premium, vacation pay, cash incentive compensation, commissions or cash bonuses.  Compensation also includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code.  Any other form of remuneration is excluded from Compensation, including (but not limited to) the following:  prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation right payments, the vesting or grant of restricted stock, the payment of stock units, performance awards, auto allowances, tuition reimbursement, perquisites, non-cash compensation and other forms of imputed income.  Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Corporation or any Subsidiary.  The Committee may revise the inclusions and exclusions from earnings taken into account for purposes of this Plan before the applicable Offering Period.

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

“Corporation” means Sportsman’s Warehouse Holdings, Inc., a Delaware corporation, and its successors.

“Effective Date” means the date on which this Plan is initially approved by the stockholders of the Corporation.

“Eligible Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary.”  Notwithstanding the foregoing, “Eligible Employee” shall not (unless otherwise provided by the Committee in advance of the applicable Offering Period) include any employee:

(a)	whose customary employment is for five (5) months or less in a calendar year; or
(b)	whose customary employment is for twenty (20) hours or less per week.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means:

(a)

if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is so listed or admitted to trade, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock on such exchange on the next preceding date on which there was trading in the shares of Common Stock; or

(b)	in the absence of exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

“Grant Date” means, with respect to an Offering Period, the first day of that Offering Period.

“Individual Limit” has the meaning given to such term in Section 4(b).

“New Purchase Date” has the meaning given to such term in Section 18.

“Offering Period” means the six (6) consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period.  Unless otherwise established by the Committee prior to the start of an Offering Period, the duration of each Offering Period shall be as provided in Section 5.

“Option” means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8 and which shall be subject to the terms and conditions of this Plan.

“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

“Participating Subsidiary” shall have the meaning given to such term in Section 19(c).

“Plan” means this Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan, as it may be amended or restated from time to time.

“Purchase Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Subscription Agreement ” means the written agreement (including a written agreement in electronic form) filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.	ELIGIBILITY

Any person employed as an Eligible Employee as of the beginning of any given Offering Period shall be eligible to participate in such Offering Period, subject to the Eligible Employee satisfying the requirements of Section 6.

4.	STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS
(a)

Aggregate Share Limit.  Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock.  The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan is 800,000 shares, subject to adjustments pursuant to Section 17.

(b)

Individual Share Limit.  The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period will be determined by the Committee, subject to adjustments pursuant to Section 17 (the “Individual Limit”).  The Committee may amend the Individual Limit as it applies to any particular Offering Period, effective no earlier than the first day of such Offering Period without stockholder approval.

(c)

Shares Not Actually Delivered.  Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.	OFFERING PERIODS

During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each Offering Period to all Participants in that Offering Period.  The Grant Date and Purchase Date of the initial Offering Period after the Effective Date will be established by the Committee in advance of the Offering Period.  Unless otherwise specified in advance by the Committee, each Offering Period thereafter will be of approximately six (6) months duration, with the first such Offering Period commencing immediately after the Purchase Date of the initial Offering Period.  Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option is granted.  The term of each Option shall be the duration of the related Offering Period and shall end on the Purchase Date of that Offering Period.  Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no shares of Common Stock remain available for Options pursuant to Section 4.

6.	PARTICIPATION
(a)

Enrollment.  An Eligible Employee may become a Participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate).  To become effective, a Subscription Agreement must be signed by the Eligible Employee and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

(b)

Contribution Limits.  Notwithstanding the foregoing, a Participant may not elect to contribute less than one percent (1%) nor more than fifteen percent (15%) (or such other limit as the Committee may establish prior to the start of the applicable Offering Period) of his or her Compensation during any one pay period as Plan Contributions.  The Committee also may prescribe other limits, rules or procedures for Contributions.  In the event the Committee permits Participants to make direct payments of Contributions, the Committee may establish a minimum amount for such direct payments prior to the start of the applicable Offering Period.

(c)

Content and Duration of Subscription Agreements.  Subscription Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions (or, if the Committee permits Participants to make direct payments of Contributions, the Eligible Employee’s agreement to make such contributions).  An Eligible Employee’s Subscription Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Offering Periods until (1) the Eligible Employee’s participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Subscription Agreement that becomes effective, or (3) the Committee requires that a new Subscription Agreement be executed and filed with the Corporation.

7.	METHOD OF PAYMENT OF CONTRIBUTIONS
(a)

Participation Accounts.  The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant.  The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date.  A Participant may not make any additional payments to his or her Account unless the Committee permits Participants to make direct payments of Contributions prior to the start of the applicable Offering Period.  A Participant’s Account shall be reduced by any amounts used to pay the Option Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b)

Payroll Deductions.  Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence on the first pay day which coincides with or immediately follows the applicable Grant Date and shall end on the last pay day which coincides with or immediately precedes the applicable Purchase

Date, unless sooner terminated by the Participant as provided in Section 7(d) or until his or her participation terminates pursuant to Section 11.
(c)

Changes in Contribution Elections for Next Offering Period.  A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election.  Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Offering Period that commences after the Corporation’s receipt of such election.  Except as contemplated by Section 7(d) and 7(e), changes in Contribution levels may not take effect during an Offering Period.  Other modifications or suspensions of Subscription Agreements are not permitted.

(d)

Withdrawal During an Offering Period.  A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant.  Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation.  A withdrawal election pursuant to this Section 7(d) shall only be effective for a particular Offering Period, however, if it is received by the Corporation prior to the Purchase Date of that Offering Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Purchase Date).  Partial withdrawals of Accounts are not permitted.

(e)

Discontinuance of Contributions During an Offering Period.  A Participant may discontinue his or her Contributions at any time during an Offering Period by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election.  If a Participant elects to discontinue his or her Contributions pursuant to this Section 7(e), the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Purchase Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).

(f)

Leaves of Absence.  During leaves of absence approved by the Corporation or a Participating Subsidiary and meeting the requirements of Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his or her normal paydays equal to the reduction in his Plan Contributions caused by his or her leave.

8.	GRANT OF OPTION
(a)

Grant Date; Number of Shares.  On each Grant Date, each Eligible Employee who is a Participant during that Offering Period shall automatically be granted an Option to purchase a number of shares of Common Stock.  The Option shall be exercised on the Purchase Date for that Offering Period.  The number of shares of Common Stock to be purchased upon exercise of the Option on the Purchase Date shall be determined by dividing the Participant’s Account balance as of that Purchase Date by the Option Price, subject to the limits of Section 8(c).

(b)

Option Price.  The Option Price per share of the shares subject to an Option for an Offering Period shall be the lesser of:  (i) 85% of the Fair Market Value of a Share on the Grant Date of the Offering Period; or (ii) 85% of the Fair Market Value of a Share on the Purchase Date of that Offering Period; provided, however, that the Committee may provide prior to the start of any Offering Period that the Option Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a share of Common Stock on the Grant Date of the Offering Period, or (2) the Fair Market Value of a share of Common Stock on the Purchase Date of that Offering Period, or (3) the lesser of the Fair Market Value of a share of Common Stock on the Grant Date of the Offering Period or the Fair Market Value of a share of Common Stock on the Purchase Date of that Offering Period.  Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Option Price per share be less than the par value of a share of Common Stock.

(c)

Limits on Share Purchases.  Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for an Offering Period shall be subject to the Individual Limit in effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

(1)

it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(2)

such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year.  In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.	EXERCISE OF OPTION
(a)

Purchase of Shares.  Unless a Participant withdraws pursuant to Section 7(d) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Purchase Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole shares of Common Stock subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.

(b)

Account Balance Remaining After Purchase.  If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date:  (1) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date.  If the share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date.  If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Purchase Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.  The Participant’s Account shall be reduced on a dollar-for-dollar basis by any amount used to purchase shares hereunder or any amount refunded to the Participant.

10.	DELIVERY OF SHARES

As soon as administratively practicable after the Purchase Date, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant.  In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority.  If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.	TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS
(a)

General.  Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the

Plan pursuant to Section 7(d), at any time prior to the last day of an Offering Period in which he or she participates, such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

(b)

Change in Eligible Status; Leave.  If a Participant (1) ceases to be an Eligible Employee during an Offering Period but remains an employee of the Corporation or a Subsidiary through the Purchase Date for that Offering Period (for example, and without limitation, due to a change in the Participant’s employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-1(h)(2) and the Participant is an employee of the Corporation or a Subsidiary or on such leave as of the applicable Purchase Date, such Participant’s Contributions shall cease (subject to Section 7(d) and Section 7(f)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Purchase Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).

(c)

Re-Enrollment.  A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period.  However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.  A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

(d)

Change in Subsidiary Status.  For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12.	ADMINISTRATION
(a)

The Committee.  The Board shall appoint the Committee, which shall be composed of not less than two members of the Board.  The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise.  The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board.  Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.  No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

(b)

Powers and Duties of the Committee.  Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan (including, without limitation, deadlines for making elections or for providing any notices contemplated by this Plan, which deadlines may be more restrictive than any deadlines otherwise contemplated by this Plan); and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.  Notwithstanding anything else contained in this Plan to the contrary, the Committee may also adopt rules, procedures, separate offerings or sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code and need not comply with the otherwise applicable provisions of this Plan.  Without limiting the generality of the foregoing, the Committee (or its delegate) may provide forms and procedures for elections contemplated by this Plan, and may provide for any such elections to be in electronic format.

(c)

Decisions of the Committee are Binding.  Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

(d)

Indemnification.  Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(e)

Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation.  No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

(f)	Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.
13.	DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death.  If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located.  The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan.  Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant’s death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any shares purchased for that Offering Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13).  If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14.	TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant.  Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan.  Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, the Participant’s beneficiary pursuant to Section 13.

15.	USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose.  Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise).  Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.	REPORTS

Statements shall be provided (either electronically or in written form, as the Committee may provide from time to time) to Participants as soon as administratively practicable following each Purchase Date.  Each Participant’s statement shall set forth, as of such Purchase Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.	ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall equitably and proportionately adjust (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Option Price of any or all outstanding Options, and/or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Options.

Upon the occurrence of any event described in the preceding paragraph, or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Option Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.	POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution or liquidation of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, and the Committee does not make provision for a cash payment or for the substitution or exchange of outstanding Options in accordance with Section 17, then any Offering Period then in progress shall be shortened and a new Purchase Date shall be established by the Committee (the “New Purchase Date”), as of which date the Plan and any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of the consummation of the transaction and the Committee shall notify each Participant in writing at least ten (10) days prior to the New Purchase Date that the Purchase Date for his or her outstanding Option has been changed to the New Purchase Date and that his or her Option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period in accordance with Section 7(d). The Option Price on the New Purchase Date shall be determined as provided in Section 8(b), and, if applicable, the New Purchase Date shall be treated as the “Purchase Date” for purposes of determining such Option Price.

19.	TERM OF PLAN; AMENDMENT OR TERMINATION
(a)

Effective Date; Termination.  Subject to Section 19(b), this Plan shall become effective as of the Effective Date.  No new Offering Periods shall commence on or after the tenth (10th) anniversary of the Effective Date, and this Plan shall terminate as of the Purchase Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19.  In the event that during a particular Offering Period all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan and all outstanding Options hereunder shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.
(b)

Board Amendment Authority.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice.  Stockholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan.  No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.  No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change.  Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(c)

Certain Additional Committee Authority.  Notwithstanding the amendment provisions of Section 19(b) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder).  Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change.  Any such change shall not require stockholder approval.

20.	NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.	CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.	PLAN CONSTRUCTION
(a)

Section 16.  It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible.  Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

(b)

Section 423.  Except as the Committee may expressly provide in the case of one or more sub-plans adopted pursuant to Section 12(b), this Plan and Options are intended to qualify under Section 423 of the Code.  Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code and except as not required thereunder to qualify this Plan under Section 423) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.

(c)

Interpretation.  If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict.  If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.	EMPLOYEES’ RIGHTS
(a)

No Employment Rights.  Nothing in this Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause.  Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

(b)

No Rights to Assets of the Company.  No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder.  Neither the provisions of this Plan (or of any Subscription Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, beneficiary or other person.  To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

(c)

No Stockholder Rights.  A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant.  Except as provided in Section 17 or as otherwise expressly provided by the Committee, no adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.	MISCELLANEOUS
(a)

Governing Law.  This Plan, the Options, Subscription Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, notwithstanding any Delaware or other conflict of law provision to the contrary.

(b)	Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
(c)

Captions and Headings.  Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference.  Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(d)

No Effect on Other Plans or Corporate Authority.  The existence of this Plan, the Subscription Agreements and the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Corporation or any Subsidiary (or any of their respective shareholders, boards of directors or committees thereof, as the case may be) to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other award, grant, or payment of incentives or other compensation under any other plan or authority (or any other action with respect to any benefit, incentive or compensation), or (g) any other corporate act or proceeding by the Corporation or any Subsidiary.  No Participant, beneficiary or any other person shall have any claim under this Plan or any Subscription Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

(e)

Other Benefit Plans.  Benefits received by a Participant under this Plan (or any Options under this Plan, as the case may be) shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee expressly otherwise provides or authorizes in writing.

(f)

Clawback Policy.  The Options granted under this Plan are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of Options or any shares of

Common Stock or other cash or property received with respect to the Options (including any value received from a disposition of the shares acquired under this Plan).
25.	TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of a Purchase Date, before the exercise of the Participant’s Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise.  In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Option Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26.	NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Purchase Date of the Offering Period with respect to which such shares were acquired.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this ___ day of ________, 2015.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:

Its:

Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign.  Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.  INTERNET/MOBILE – www.proxypush.com/spwh Use the Internet to vote your proxy until 11:59 p.m. (CT) on June 23, 2015. Scan code below for mobile voting. PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on June 23, 2015. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 The Board of Directors Recommends a Vote FOR all nominees in Proposal 1 and FOR Proposals 2 and 3. 1. Election of directors: 01 Christopher Eastland  Vote FOR Vote WITHHELD 02 Joseph P. Schneider all nominees from all nominees (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Approval of Sportsman’s Warehouse Holdings, Inc. Employee Stock Purchase Plan For Against Abstain 3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2015. For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come  before the meeting or any adjournment or postponement thereof. Address Change? Mark box, sign, and indicate changes below: Date _____________________________________

proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 24, 2015.

The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” all nominees in Proposal 1 and “FOR” Proposals 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint John V. Schaefer and Kevan P. Talbot, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements.

See reverse for voting instructions.

Sportsman’s Warehouse Holdings, Inc.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, June 24, 2015

10:00 am Pacific Time

The Ritz-Carlton

4375 Admiralty Way

Marina del Rey, CA 90292